UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                FEBRUARY 8, 2006

                          ----------------------------

                                 QORUS.COM, INC.
               (Exact name of registrant as specified in charter)


                                     FLORIDA
         (State or other Jurisdiction of Incorporation or Organization)


              0-27551                                 65-0358792
      (Commission File Number)             (IRS Employer Identification No.)


             936A BEACHLAND BOULEVARD, SUITE 13 VERO BEACH, FL 32963
              (Address of Principal Executive Offices and zip code)

                                 (772) 231-7544
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Qorus.com, Inc. ("Company") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT


         Effective February 8, 2006, Qorus.com, Inc., a Florida corporation ("Qorus") terminated the Agreement and Plan of Merger (the "Agreement") dated as of December 15, 2005, by and among Qorus, Qorus Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Qorus ("Merger Sub") and EcoTechnology, Inc., a Delaware corporation ("EcoTech"). Qorus terminated the Agreement due to the failure of the transactions contemplated thereunder to have been consummated by January 31, 2006. The Agreement does not provide for the payment of any termination penalties or fees as a result of the termination.

         Reference is hereby made to the Current Report on Form 8-K dated December 15, 2005 filed by Qorus on December 16, 2005 announcing the execution of the Agreement, which is hereby incorporated by reference. On December 19, 2005, Qorus also filed with the SEC and mailed to its stockholders an Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 promulgated thereunder ("Information Statement") informing them of the proposed change in control of Qorus that would have occurred in the event the transactions under the Agreement were completed. The board of directors of Qorus has determined that it is in the best interests of Qorus' stockholders to terminate the Agreement.

         Qorus is a "shell company" with nominal assets, whose sole business will be to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which Qorus would acquire a target company with an operating business, with the intent of continuing the acquired company's business as a publicly held entity.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Qorus.com, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              QORUS.COM, INC.


Date:  February 8, 2006       By: /s/ Kevin R. Keating
                                  ---------------------------------------------
                                  Kevin R. Keating, President and Sole Director